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                                                                  Exhibit 10(vi)
                                                                  --------------

                           STOCK REPURCHASE AGREEMENT
                           --------------------------



     THIS STOCK REPURCHASE AGREEMENT (this "Agreement") is made and entered into this __ day of July, 2000, by and among Enviro-Clean of America, Inc., a Nevada corporation (the "Company") and Thomas B. Haines ("Seller").

                                  WITNESSETH:

     WHEREAS, Seller owns 500,000 shares of the common stock, $.001 par value, of the Company ("Common Stock");

     WHEREAS, Seller desires to sell to the Company and the Company desires to purchase from Seller 250,000 of Seller's 500,000 shares of the Common Stock (said 250,000 shares hereinafter referred to as the "Shares"); and

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.   Sale of Shares.
     ---------------

          Subject to the terms and conditions of this Agreement, and the representations and warranties herein contained, Seller hereby agrees to sell and the Company hereby agrees to purchase the Shares for the consideration hereinafter described.

2.   Consideration.
     -------------

          The aggregate purchase price to be paid by the Company and received by Seller for the Shares shall be five hundred thousand dollars ($500,000) (the "Purchase Price") payable in accordance with Section 3(B) of this Agreement.

          (B) The parties shall execute a mutual general release in the form attached hereto as Exhibit A (the "Release").

3.   Closing.
     -------

          (A)  Closing Date. The closing (the "Closing") shall take place at the
               ------------
offices of the Company, 1023 Morales, San Antonio, Texas 78207 upon execution of this Agreement. The date of the Closing shall herein be referred to as the "Closing Date."

          (B)  Payment of Purchase Price. The Purchase Price shall be payable at
               -------------------------
the Closing in the form of a wire transfer of immediately available funds or cashier's check.

          (C)  Seller's Closing Documents. Seller shall deliver, or cause to be
               --------------------------
delivered, to the Company at Closing:

               (i) stock certificates for the Shares either duly endorsed to the Company by the registered holder thereof or accompanied by appropriate stock transfer powers duly executed;

               (ii)   the Release, duly executed by Seller; and

               (iii) the spousal consent in the form attached hereto as Exhibit B, duly executed by Seller's wife.

          (D)  The Company's Closing Documents. The Company shall deliver, or
               -------------------------------
cause to be delivered, to Seller at the Closing:

               (i)    the Purchase Price; and

               (ii)   the Release, duly executed by the Company.

4.   Representations and Warranties of Seller.  Seller hereby represents
     ----------------------------------------
     and warrants to the Company as follows:

     (A) Seller is the record owner of the Shares and: (i) the Shares are free and clear of all security interests, pledges, liens, claims, options, commitments, demands, charges, encumbrances, or covenants of any kind, (ii) Seller has full legal power, right and authority, and all authorizations and approvals to sell, transfer and deliver good and valid title to the Shares free and clear of any encumbrances pursuant to the terms of this Agreement, (iii) there are no existing impediments to the sale and transfer of the Shares except as contemplated by this Agreement, and (iv) upon acquiring the Shares, the Company shall be vested with good and marketable title to the Shares.

     (B) In formulating Seller's decision to sell the Shares to the Company, Seller has had the opportunity to ask questions and receive answers from the Company concerning the Company and its business and prospects, and Seller has been permitted to have access to all information which Seller has requested in order to evaluate the merits and risks of the sale of the Shares by Seller hereunder. Seller has been represented by independent legal counsel with respect to the sale of the Shares and has received such financial advice as Seller deems necessary from financial advisors of Seller's choosing. In addition, Seller understands that the Company has recently issued its stock for a price higher than the price it is paying to Seller for the Shares, that the Company may repurchase shares at a price higher than $2.00 per share, and that the Company may effect a sale of the Company or substantially all of its assets.

     (C) No representations or warranty by Seller herein or in any writing furnished or to be furnished pursuant hereto contains or will contain any untrue statement of a material fact, or omit or will omit to state any material fact necessary to make the statements therein contained true, complete and not misleading.

5.   Representation, Warranties and Covenants of the Company.  The Company
     -------------------------------------------------------
     represents, warrants and covenants as follows:

     (A)  Organization. The Company is a corporation duly organized, validly
          ------------
existing and in good standing under the laws of the State of Nevada, and the Company has the power and authority to carry on its business as presently conducted, to execute and deliver this Agreement, and to perform it obligations hereunder.

     (B)  Authority. The execution and delivery of this Agreement and the
          ---------
effectuation of the transactions contemplated hereby have been duly and unanimously authorized by the Company's Board of Directors, and no other act or proceeding on the part of the Company is necessary for the due and valid authorization of the Agreement or the transactions contemplated hereby.

6.   Conditions Precedent to Obligations of Seller.  The obligations of
     ----------------------------------------------
     Seller hereunder are subject to the following conditions precedent:

     (A)  Authority. The execution and delivery of this Agreement and the
          ---------
effectuation of the transactions contemplated hereby have been duly authorized by the Company's Board of Directors, and no other act or proceeding on the part of the Company is necessary for the due and valid authorization of the Agreement or the transactions contemplated hereby.

     (B)  Performance. Each covenant and agreement of the Company set forth in
          -----------
this Agreement to be performed on or before the Closing Date shall have been duly performed in all material respects.

     (C)  Representations and Warranties True. The representations and
          -----------------------------------
warranties of the Company contained in this Agreement shall have been true in all material respects.

     (D)  No Violation of Statutes, Orders, etc. There shall not be in effect
          -------------------------------------
any statute, rule, or regulation which makes it illegal for Seller to consummate the transactions contemplated hereby, or any order, decree, or judgment enjoining Seller from consummating the transactions contemplated hereby.

7.   Conditions Precedent to Obligations of the Company.  The obligations
     --------------------------------------------------
     of the Company hereunder are subject to the following conditions precedent:

     (A)  Performance. Each covenant and agreement of Seller set forth in this
          -----------
Agreement to be performed on or before the Closing Date shall have been duly performed in all material respects.

     (B)  Representations and Warranties True. The representations and
          -----------------------------------
warranties of Seller contained in the Agreement shall have been true in all material respects.

     (C)  No Violation of Statutes, Orders, etc. There shall not be in effect
          -------------------------------------
any statute, rule, or regulation which makes it illegal for the Company to consummate the transactions contemplated hereby, or any order, decree, or judgment enjoining the Company from consummating the transactions contemplated hereby.

8.   Miscellaneous.
     -------------

     (A)  Brokerage. Seller and the Company each hereby represent and warrant to
          ---------
the other that neither has incurred any brokerage commissions in connection with the sale of the Shares.

     (B)  Disclaimer. Seller and the Company each hereby waive any right or
          ----------
cause of action that any of them may now or in the future have against the other or their respective affiliates, successors, assigns, transferees, directors, officers, agents, or employees as a result of the sale and purchase of the Shares hereunder; provided, however, that this waiver shall not extend to any liability of a party hereto arising from the breach by said party of its warranties, representations, covenants, and agreements contained in this Agreement.

     (C)  Further Assurances. The parties will use reasonable efforts to
          ------------------
implement the provisions of this Agreement, and for such purpose a party, at the request of the other party, at or after the Closing, will, without further consideration, promptly execute and deliver, or cause to be executed and delivered, such consents and other instruments in addition to those required by this Agreement, in form and substance satisfactory to the other party, as is reasonably necessary to implement any provision of this Agreement.

     (D)  Entire Agreement. This Agreement constitutes the complete and
          ----------------
exclusive statement of the agreement between the Company and Seller with respect to the subject matter herein set forth, and supersedes all prior representations, warranties, discussions, and agreements by and between the parties.

     (E)  Amendments. This Agreement may not be amended, altered, or terminated,
          ----------
except in writing.

     (F)  Inurement. This Agreement shall be binding upon the parties hereto and
          ---------
their respective heirs, executors, administrators, legal representatives, successors, and assigns.

     (G)  Language. The language used in this Agreement shall be deemed to be
          --------
language chosen by the parties thereto to express their mutual intent, and no rule of strict construction against any party shall apply to any term or condition thereof.

     (H)  Assignment. This Agreement may be assigned in whole or in part by the
          ----------
Company without the consent of the Seller.

     (I)  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     (J)  Gender. Wherever herein that the singular number is used, the same
          ------
shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa, as the context may require.

     (K)  Counterparts. This Agreement may be executed in counterparts, each of
          ------------
which shall constitute an original but all of which taken together shall constitute one agreement.

(SIGNATURE PAGE FOLLOWS)

(STOCK REPURCHASE AGREEMENT

COUNTERPART SIGNATURE PAGE)



          IN WITNESS WHEREOF, the parties have executed this Agreement on and as of the date first written above.



                                  ---------------------------------------------
                                  THOMAS B. HAINES


                                  ENVIRO-CLEAN OF AMERICA, INC.


                                  By:
                                     ------------------------------------------
                                     Richard Kandel, Chief Executive Officer